FOURTH   SUPPLEMENTAL   INDENTURE,   dated  as  of  March  12,   2001  (the
"Supplemental Indenture") between Outsourcing Solutions, Inc., a corporation organized under the laws of the State of Delaware (the "Company"), and COAST TO COAST CONSULTING, LLC, a Delaware limited liability company, and PAE LEASING, LLC, a Delaware limited liability company ("Additional Guarantors") (as defined below) and Wilmington Trust Company (the "Trustee"), as Trustee under the
Indenture (as defined below). Capitalized terms used and not defined herein shall have the same meanings given in the Indenture unless otherwise indicated.

     WHEREAS, the Company, the Guarantors thereto and the Trustee are parties to that certain Indenture dated as of November 6, 1996 (the "Indenture") pursuant to which the Company issued its 11% Senior Subordinated Notes 2006 (the "Notes") and the Guarantors guaranteed the obligations of the Company under the Indenture and the Notes;

     WHEREAS, pursuant to Section 4.18 of the Indenture, if the Company acquires or creates any additional subsidiary which is a domestic Restricted Subsidiary, each such subsidiary shall execute and deliver a supplemental indenture pursuant to which such subsidiary shall unconditionally guaranty the Company's obligations under the Notes;

     WHEREAS, each of the Additional Guarantors is a domestic Restricted Subsidiary of the Company;

     WHEREAS, the Company and the Trustee desire to have the Additional Guarantors enter into this Supplemental Indenture and agree to guaranty the obligations of the Company under the Indenture and the Notes and the Additional Guarantors desire to enter into the Supplemental Indenture and to guaranty the obligations of the Company under the Indenture and the Notes as of such date;

     WHEREAS, Section 9.1 of the Indenture provides that the Company, the Guarantors and the Trustee may, without the written consent of the holders of the outstanding Notes, amend the Indenture as provided herein;

     WHEREAS, by entering into this Supplemental Indenture, the Company, and the Trustee have consented to amend the Indenture in accordance with the terms and conditions herein; and

     WHEREAS, each Guarantor hereby acknowledges and consents to amend the Indenture in accordance with the terms and conditions herein;

     WHEREAS, all acts and things prescribed by the Certificate of Formation and the Limited Liability Company Operating Agreement (each as now in effect) of the Additional Guarantors necessary to make this Supplemental Indenture a valid instrument legally binding on the Additional Guarantors for the purposes herein expressed, in accordance with its terms, have been duly done and performed;

     NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Additional Guarantors and the Trustee hereby agree for the benefit of each other and the equal and ratable benefit of the holders of the Notes as follows:

     1. Additional Guarantors as Guarantors. As of the date hereof and pursuant to this Indenture Supplement, each of the Additional Guarantors shall become a Guarantor under clause (ii) of the definition of Guarantor in the Indenture in accordance with the terms and conditions of the Indenture and shall assume all rights and obligations of a Guarantor thereunder.

     2. Compliance with and Fulfillment of Condition of Section 4.18. The execution and delivery of this Supplemental Indenture by the Additional Guarantors (along with such documentation relating thereto as the Trustee shall require, including, without limitation, an Opinion of Counsel as to the enforceability of the Supplemental Indenture and an Officer's Certificate) fulfills the obligations of the Company under Section 4.18 of the Indenture.

     3. Construction. For all purposes of this Supplemental Indenture, except as otherwise herein expressly provided or unless the context otherwise requires:
(i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in the Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

     4. Trustee Acceptance. The Trustee accepts the amendment of the Indenture effected by this Supplemental Indenture, as hereby amended, but only upon the terms and conditions set forth in the Indenture, as hereby amended, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee in the performance of its duties and obligations under the Indenture, as hereby amended. Without limiting the generality of the foregoing, the Trustee has no responsibility for the correctness of the recitals of fact herein contained which shall be taken as the statements of each of the Company and the Additional Guarantors, respectively, and makes no representations as to the validity or enforceability against any of the Company or the Additional Guarantors.

     5. Indenture Ratified. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

     6. Holders Bound. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of the Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

     7. Successors and Assigns. This Supplemental Indenture shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     8. Counterparts. This Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

     9. Governing Law. This Supplemental Indenture shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to principles of conflicts of laws.

     IN WITNESS WHEREOF, the Company, the Additional Guarantors and the Trustee have caused this Supplemental Indenture to be duly executed as of the date first above written.


               COMPANY:

               OUTSOURCING SOLUTIONS INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               ADDITIONAL GUARANTORS:

               COAST TO COAST CONSULTING, LLC

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               PAE LEASING, LLC

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               TRUSTEE:

               WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee

               By:    /s/
                      ----------------------

               Title: Vice President
                      ----------------------


               ACKNOWLEDGED AND CONSENTED:

               OSI SUPPORT SERVICES, INC.
               (formerly known as Payco American Corporation)

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               OSI COLLECTION SERVICES, INC.
               (formerly known as Payco-General American Credits, Inc.)

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               OSI EDUCATION SERVICES, INC.
               (formerly known as University Accounting Service, Inc.)

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               JENNIFER LOOMIS & ASSOCIATES, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               ASSET RECOVERY & MANAGEMENT CORP.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               QUALINK, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               INDIANA MUTUAL CREDIT ASSOCIATION, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               GRABLE, GREINER & WOLFF, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               PROFESSIONAL RECOVERIES, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               PAYCO AMERICAN INTERNATIONAL CORP.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               OSI PORTFOLIO SERVICES, INC.
               (formerly known as Account Portfolios, Inc.)

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               GULF STATE CREDIT, L.L.C.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               PERIMETER CREDIT, L.L.C.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               NORTH SHORE AGENCY, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Vice President


               THE UNION CORPORATION

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               OSI OUTSOURCING SERVICES, INC.
               (formerly known as Interactive Performance, Inc.)

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               TRANSWORLD SYSTEMS, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Vice President


               UCO PROPERTIES, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               UNION SPECIALTY STEEL CASTING CORPORATION

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               UNION FINANCIAL SERVICES GROUP, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               AMERICAN RECOVERY COMPANY, INC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               C.S.N. CORP.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               GENERAL CONNECTOR CORPORATION

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               U.C.O.-M.B.A. CORPORATION

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               UNIVERSITY ACCOUNTING SERVICE, LLC

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: President


               RWC CONSULTING GROUP, LLC.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman


               OSI OUTSOURCING SERVICES INTERNATIONAL, LTD.

               By:    /s/ Timothy G. Beffa
                      ----------------------
                      Timothy G. Beffa
               Title: Chairman of the Board

                                    GUARANTEE
                                    ---------

     Coast to Coast Consulting, LLC (the "Guarantor") has unconditionally guaranteed on a senior basis (the "Guarantee") that the Principal of, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Security upon which this notation is endorsed, will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue Principal, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on or Additional Amounts, if any, with respect to the Securities and all other Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed.

     The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture and the Second Supplemental Indenture are expressly set forth, and are senior obligations of each such Guarantor to the extent and in the manner provided, in Article X of the Indenture, and reference is made to such Indenture for the precise terms of the Guarantee therein made.

     A trustee, director, officer, employee, stockholder or incorporator, as such of the Guarantor shall not have any liability for any obligations of the Guarantor under the Securities, the Indenture, the Supplemental Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Guarantee.

     All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Security upon which this notation is endorsed. As used herein the "Fourth Supplemental Indenture" means the Fourth Supplemental Indenture, dated as of March 12, 2001, among the Company, the Original Guarantors (as defined therein), the Additional Guarantors (as defined therein) and the Trustee.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture and the Fourth Supplemental Indenture by the manual signature of one of its authorized officers.

               Guarantor:    Coast to Coast Consulting, LLC

               By:           /s/ Timothy G. Beffa
                             ------------------------------

               Name:         Timothy G. Beffa

               Title:        Chairman

                                    GUARANTEE
                                    ---------

     PAE Leasing, LLC (the "Guarantor") has unconditionally guaranteed on a senior basis (the "Guarantee") that the Principal of, interest and Additional Interest, if any, on and any Additional Amounts, if any, with respect to the Security upon which this notation is endorsed, will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue Principal, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on or Additional Amounts, if any, with respect to the Securities and all other Obligations of the Company to the Holders or the Trustee under the Securities or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed.

     The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture and the Second Supplemental Indenture are expressly set forth, and are senior obligations of each such Guarantor to the extent and in the manner provided, in Article X of the Indenture, and reference is made to such Indenture for the precise terms of the Guarantee therein made.

     A trustee, director, officer, employee, stockholder or incorporator, as such of the Guarantor shall not have any liability for any obligations of the Guarantor under the Securities, the Indenture, the Supplemental Indenture or the Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Guarantee.

     All capitalized terms used but not defined herein shall have the meaning ascribed to them in the Security upon which this notation is endorsed. As used herein the "Fourth Supplemental Indenture" means the Fourth Supplemental Indenture, dated as of March 12, 2001, among the Company, the Original Guarantors (as defined therein), the Additional Guarantors (as defined therein) and the Trustee.

     The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture and the Fourth Supplemental Indenture by the manual signature of one of its authorized officers.

               Guarantor:    PAE Leasing, LLC

               By:           /s/ Timothy G. Beffa
                             ------------------------------

               Name:         Timothy G. Beffa

               Title:        Chairman